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                                                                  EXECUTION COPY






                               HALIFAX FUND, L.P.
                          c/o The Palladin Group, L.P.
                              195 Maplewood Avenue
                           Maplewood, New Jersey 07040

                                                              September 19, 2000


Constellation 3D, Inc.
230 Park Avenue, Suite 453
New York, New York  10169

              Re:  Additional Investment
                   ---------------------

Ladies and Gentlemen:

                  On August 23, 2000, Halifax Fund, L.P. (the "Investor") invested $5,000,000 in Constellation 3D, Inc. (the "Company") pursuant to the terms of a Common Stock Investment Agreement (the "Purchase Agreement"). This investment is referred to herein as the "Initial Investment." In consideration for the Initial Investment, the Investor received from the Company (i) 492,459 shares of the Company's common stock, $.001 par value ("Initial Shares"), (ii) five (5) year warrants to purchase 196,984 shares of common stock at an initial exercise price of $14.6656 per share (the "Initial Warrants"), (iii) adjustment warrants to purchase a number of shares of common stock calculated pursuant to a formula set forth therein (the "Adjustment Warrants") and (iv) one year warrants to purchase 246,229 shares of Common Stock at an initial exercise price of $10.15313 and additional Adjustment Warrants pertaining to such shares of Common Stock (the "Optional Warrants" and together with the Initial Warrants and the Adjustment Warrants, the "Warrants"), all on the terms and conditions described in the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.

                  The Investor and the Company now wish to amend and supplement the Transaction Documents to provide for an additional $5,000,000 investment in the Company by the Investor on the same terms and conditions as set forth in the Transaction Documents for the Initial Investment, except as such terms and conditions are amended as provided herein, and therefore agree as follows:

                  1. Additional Investment. Concurrently with the execution and delivery of this Agreement, the Investor shall make an additional investment in the Company of $5,000,000 (the "Additional Investment") on the same terms and conditions as the Initial Investment. In consideration of such additional investment, the Company shall issue to the Investor 492,459 shares ("New Shares") of the Company's common stock, $.001 par value ("Common Stock"). The New Shares shall be deemed "Initial Shares" under the Purchase Agreement, and except as specifically set forth herein, the terms of the Purchase Agreement shall apply mutatis mutandis to the Additional Investment with the "Closing Date" being the date of this Agreement. Upon the Company's receipt of the Additional Investment, the amendments to the Transaction Documents set forth herein shall automatically become effective.



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                  2. Amendments to the Transaction Documents.


                     (a) Amendment to Initial Warrant. The Initial Warrant is hereby amended to be exercisable for a total of 393,968 Warrant Shares.

                     (b) Amendment to Optional Warrant. The Optional Warrant is hereby amended to be exercisable for a total of 492,458 units consisting of (i) one Optional Warrant Share and (ii) an Adjustment Warrant per unit.

                     (c) Amendment to Registration Rights Agreement. The Registration Rights Agreement is hereby amended as follows:

                         (1) The defined term "Initial Shares" is amended to
include the New Shares, in addition to (and not in substitution of) the 492,459 shares of the Company's Common Stock purchased by the Investor in connection with the Initial Investment.

                         (2) The Company hereby agrees that for purposes of the
Registration Rights Agreement, the New Shares and the shares of Common Stock issuable upon exercise of the Warrants, as the Warrants have been amended pursuant to this Agreement, shall be deemed "Registrable Securities" under the Registration Rights Agreement.

                     (d) Amendment to Adjustment Warrant. The Adjustment Warrant is hereby amended as follows:

                         (1) The definition of "Adjustment Period" contained in
Section 3(a) shall be replaced in its entirety by the following:

                  "Subject to Section 3(e), "Adjustment Period" means the period starting 15 Trading Days after the day on which a registration statement covering the Initial Shares is first declared effective by the SEC and ending on and including the 100th consecutive Trading Day thereafter. For the avoidance of doubt, the Adjustment Period with respect to an Adjustment Warrant issued in connection with the exercise of an Optional Warrant shall be the same period in time as the Adjustment Period with respect to the Adjustment Warrants issued in connection with the sale of the Initial Shares, even if the Adjustment Period has ended prior to the exercise of such Optional Warrant."

                         (2) The definition of "Average Price" contained in
Section 3(a) shall be replaced in its entirety by the following:

                  "Average Price" means, with respect to a particular day during the Adjustment Period, the average of the 30 lowest daily trades for a share of Common Stock from the commencement of the Adjustment Period up to and including the date on which such calculation is made.




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                         (3) Section 3(c) shall be replaced in its entirety by
the following:

                  "Adjustment Share Calculations. Subject to Sections 3(e) and
                  (f), the number of Adjustment Shares (if any) issuable in respect of the Adjustment Period shall be calculated immediately following the close of trading of the Principal Market on the final Trading Day of the Adjustment Period, using the following formula:

                  # of Adjustment Shares = ($11,500,000 / Average Price) - # of Initial Shares

                  The number of Initial Shares used in the above calculation shall be appropriately adjusted for any stock split, reverse stock split, stock dividend, recapitalization, etc. Promptly after performing the calculations pursuant to Section 3(c), the Company shall deliver its written calculations to the Investor by facsimile.

                  If this Adjustment Warrant was issued to the Investor pursuant to the exercise of an Optional Warrant, the term "Initial Shares" as used in this Adjustment Warrant shall be deemed to mean the Optional Warrant Shares received upon such exercise of such Optional Warrant."

                         (4) Section 3(d) shall be replaced in its entirety by
the following:

                  "Exercise of Adjustment Warrant. Exercise of the rights represented by this Adjustment Warrant may be made at any time or times, in whole or in part, after the 30th Trading Day of the Adjustment Period and prior to 5:00 p.m. New York City time on the Termination Date, by the surrender on any business day of this Adjustment Warrant and a Notice of Exercise in the form annexed hereto duly completed and executed, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); whereupon the holder of this Adjustment Warrant shall be entitled to receive a certificate for the number of Adjustment Shares for which this Adjustment Warrant has been so exercised. Certificates for Adjustment Shares shall be delivered to the holder hereof within three (3) Trading Days after the date on which this Adjustment Warrant shall have been exercised as aforesaid (such event being a "Fill-Up Closing"). An exercise of this Adjustment Warrant shall be deemed for all purposes a "cashless" exercise."

                         (5) The following section shall be added as Section
3(k):

                  "(k) If the number of Adjustment Shares would be but for this
                  Section 3(k) greater than 348,415 (as appropriately adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations and the like) and the Company has delivered a written notice to the Investor on any date after the date hereof until 5:00 p.m. New York City time on the Option Day (as defined below) that it has elected the terms of this
                  Section 3(k) to be effective upon such an event (such notice




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                  to be irrevocable once delivered) (an "Option Notice"), the number of Adjustment Shares shall be reduced to 348,415 (as appropriately adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations and the like) and the Company shall pay to the Investor, in cash, within 15 Trading Days after the termination of the Adjustment Period, an amount equal to the Excess Adjustment Amount (as defined below). In the event an Option Notice has not been so delivered to the Investor in a timely manner, the terms of this Section 3(k) shall not be of any force or effect and the number of Adjustment Shares shall be as calculated in accordance with
                  Section 3(c) above.

                  For purposes hereof, the "Option Day" shall be the earlier of
                  (i) the Trading Day immediately following the first Trading Day during the Adjustment Period on which the Common Stock trades below $6.50 on the Principal Market at any time during such day, and (ii) the Trading Day immediately following the first Trading Day during the Adjustment Period on which the Average Price, as calculated as of the close of business on such day, is below $8.625 (each as appropriately adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations, and the like).

                  For purposes hereof, "Excess Adjustment Amount" shall mean:

                           $11,500,000 - (1,333,333 x Average Price)"

                     (e) All other terms and conditions of the Purchase Agreement, Initial Warrant, Optional Warrant, Adjustment Warrant and Registration Rights Agreement shall remain in full force and effect.

                  3. Payment of Legal Fees. Concurrently with the execution of this Agreement, the Company shall pay to Kleinberg, Kaplan, Wolff & Cohen, P.C. ("KKWC") in immediately available funds, all reasonable legal fees and expenses incurred by the Investor in connection with the transactions contemplated by this Agreement. In lieu thereof, the Investor may pay such amounts due to KKWC, with the amount of such payment being credited towards the payment of the Additional Investment.

                  4. Legal Opinion and Officer's Certificate. Concurrently with the execution of this Agreement, the Company shall deliver to the Investor (i) an opinion of counsel to the Company in the form attached to the Purchase Agreement as Exhibit 4.2(e), and (ii) a certificate in form and substance satisfactory to the Investor and the Investor's counsel, executed by an officer of the Company, certifying as to satisfaction of applicable closing conditions, incumbency of signing officers, and the true, correct and complete nature of the Certificate of Incorporation, By-laws, good standing and authorizing resolutions of the Company.

                  5. Representation and Warranties of the Company. Except as described on Schedule A hereto, the Company hereby restates and reaffirms to the Investor, as of the date hereof, each of the Company's representations and warranties set forth in the Purchase Agreement with, for the purposes of making these representations and warranties, the New Shares being deemed Initial Shares thereunder and the Warrants being amended as set forth in this Agreement.



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                  6. Representation and Warranties of the Undersigned. The
Investor hereby restates and reaffirms to the Company, as of the date hereof, each of the Investor's representations and warranties set forth in the Purchase Agreement with, for the purposes of making these representations and warranties, the New Shares being deemed Initial Shares thereunder and the Warrants being amended as set forth in this Agreement.

                  7. Miscellaneous.

                     (a) In case of any conflict between the terms of this Agreement and the terms of the Warrants or any other document governing the Initial Investment, the terms of this Agreement shall govern.

                     (b) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS TO BE EXECUTED AND PERFORMED EXCLUSIVELY IN NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. IF ANY PROVISION OF THIS AGREEMENT SHALL BE INVALID OR UNENFORCEABLE IN ANY JURISDICTION, SUCH INVALIDITY OR UNENFORCEABILITY SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS AGREEMENT IN THAT JURISDICTION OR THE VALIDITY OR ENFORCEABILITY OF ANY PROVISION OF THIS AGREEMENT IN ANY OTHER JURISDICTION. EACH PARTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY.

                     (c) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.



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                     (d) Each party covenants and agrees to promptly execute and deliver all such agreements, instruments and documents and to promptly take all such further actions as the other party may reasonably request from time to time to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby, including, but not limited to, issuing amended and restated Warrants to the Investor incorporating the amendments set forth in this Agreement.

                     (e) This Agreement may only be amended or modified pursuant to a written agreement executed by both the Investor and the Company.

                  Please indicate your acceptance and agreement of the terms contained herein by countersigning this Agreement and returning a signed copy to the Investor.

                                   Sincerely,

                                                  HALIFAX FUND, L.P.


                                                  By: /s/ Steven W. Weiner
                                                      -----------------------
                                                        Name:  Steven W. Weiner
                                                        Title: Managing Director

AGREED TO AND ACCEPTED:

CONSTELLATION 3D, INC.


By: /s/ Eugene Levich
   ------------------
      Name:
      Title:


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